Penske Automotive Group, Inc. 2555 Telegraph Road Bloomfield Hills, MI 48302-0954

FOR IMMEDIATE RELEASE

PENSKE AUTOMOTIVE REPORTS FIRST QUARTER 2019 RESULTS

Income From Continuing Operations of $100.1 million, and Related Earnings Per Share of $1.19

Used to New Units Sold Ratio Increases to 1.34 to 1

Retail Commercial Truck Same-Store Revenue Increases 12.4%

1.3 Million Shares Repurchased During First Quarter

BLOOMFIELD HILLS, MI, April 25, 2019 –  Penske Automotive Group, Inc. (NYSE:PAG), a diversified international transportation services company,  today announced first quarter 2019 results. For the three months ended March 31, 2019,  the company reported income from continuing operations attributable to common shareholders of $100.1 million, or $1.19 per share, compared to $108.0 million, or $1.26 per share in the prior year.

During the three months ended March 31, 2019, income from continuing operations and related earnings per share were negatively impacted by $7.6 million after taxes, or $0.09 per share, from net restructuring charges and product availability shortages related to Worldwide Light Vehicle Testing Protocol (WLTP). These costs were partially offset by $2.4 million after taxes, or $0.03 per share, related to the favorable outcome of a litigation matter at Penske Truck Leasing. Foreign exchange negatively affected earnings per share by $0.04 in the first quarter 2019.

The results for the three months ended March 31, 2018 include a net benefit totaling $1.0 million or $0.01 per share, related to strategic dealership actions. On January 1, 2019, the company adopted ASC 842 for lease recognition and recorded operating lease right-of-use assets and operating lease liabilities of approximately $2.3 billion each on our balance sheet as of March 31, 2019.

Chairman Roger Penske said, “I am pleased with our first quarter performance and optimistic about the remainder of the year. We repurchased 1.5%, or 1.3 million, of our outstanding shares while holding long-term debt flat with December last year. Further, I am particularly pleased to see the 5.6% increase in

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same-store service and parts revenue when excluding the impact of foreign exchange and the increase in our used to new ratio. As I look forward, the product availability issues created by WLTP have improved, and I am encouraged by the strong order book in the U.K., the continued strength in our retail truck operations, and the resilience shown by our dealership operations.”

 Automotive Retail Highlights of the First Quarter

•	Same-Store Retail Unit Sales -3.8% to 124,725

➢	New Retail Units -8.5%

➢	Used Retail Units +0.1%

•	Same-Store Retail Revenue -4.5%; Excluding Foreign Exchange -1.4%

	Actual	Excl. F/X
New Vehicles	-9.4%	-6.9%
Used Vehicles	-0.5%	+3.4%
Finance & Insurance	-0.4%	+2.8%
Service & Parts	+3.0%	+5.6%

•	Same-Store Average Gross Profit Per Unit

	New	Used	F & I
Actual	$ 3,153	$ 1,301	$ 1,262
Change	+$49	-$209	+$42

Excl. Foreign Exchange	$ 3,253	$ 1,347	$ 1,303
Change	+$149	-$163	+$83

Used Supercenter Operations

For the three months ended March 31, 2019, the used supercenters retailed 18,040 used units and generated $314.4 million in revenue. The company expects to open four additional used vehicle supercenters during the second half of 2019, including two sites in the U.S. and another two in the U.K.

Retail Commercial Truck Operations

For the three months ended March 31, 2019, total medium and heavy duty truck units retailed increased 9.4% and revenue increased 13.6% to $332.3 million.  Same-store units retailed increased 7.7% and revenue increased 12.4%. Service and parts represented 27.5% of revenue and 66.4% of gross profit.  Same-store service and parts revenue increased 1.1%.

Penske Truck Leasing

Penske Truck Leasing Co., L.P. (“PTL”) is a leading provider of full-service truck leasing, truck rental, contract maintenance, and logistics services. The company accounts for its ownership interest in PTL using the equity method of accounting. For the three months ended March 31, 2019,  the company

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recorded $25.8 million in earnings from this investment compared to $16.0 million for the same period last year.

Dividend and Share Repurchases

On January 30, 2019, the company announced that its Board of Directors increased the dividend to its common stock shareholders to $0.38 per share, the 31st consecutive increase in the quarterly dividend.

During the three months ended March 31, 2019, the company repurchased approximately 1.5% of its outstanding shares, representing 1,258,348 shares, for $54.3 million, or an average of $43.19 per share. As of March 31, 2019, the company had remaining share repurchase authorization of approximately $145.7 million.

Conference Call

Penske Automotive Group will host a conference call discussing financial results relating to the first quarter of 2019 on Thursday,  April 25,  2019, at 2:00 p.m. Eastern Daylight Time. To listen to the conference call, participants must dial (800) 230-1093 [International, please dial (612) 332-0107]. The call will also be simultaneously broadcast over the Internet through the Investor’s section of the Penske Automotive Group website. Additionally, an investor presentation relating to the first quarter 2019 financial results has been posted to the company’s website. To access the presentation or to listen to the company’s webcast, please refer to www.penskeautomotive.com.

About Penske Automotive

Penske Automotive Group, Inc.,  (NYSE:PAG) headquartered in Bloomfield Hills, Michigan, is an international transportation services company that operates automotive and commercial truck dealerships principally in the United States, Canada, and Western Europe, and distributes commercial vehicles, diesel engines, gas engines, power systems and related parts and services principally in Australia and New Zealand. PAG employs more than 27,000 people worldwide and is a member of the Fortune 500 and Russell 2000, and is ranked among the World’s Most Admired Companies by Fortune Magazine. For additional information, visit the company’s website at www.penskeautomotive.com.

Non-GAAP Financial Measures

This release contains certain non-GAAP financial measures as defined under SEC rules, such as earnings before interest, taxes, depreciation and amortization (“EBITDA”). The company has reconciled these measures to the most directly comparable GAAP measures in the release. The company believes that these widely accepted measures of operating profitability improve the transparency of the company’s disclosures and provide a meaningful presentation of the company’s results from its core business operations excluding the impact of items not related to the company’s ongoing core business operations,

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and improve the period-to-period comparability of the company’s results from its core business operations. These non-GAAP financial measures are not substitutes for GAAP financial results, and should only be considered in conjunction with the company’s financial information that is presented in accordance with GAAP.

Caution Concerning Forward Looking Statements

Statements in this press release may involve forward-looking statements, including forward-looking statements regarding Penske Automotive Group, Inc.’s product availability, future sales and earnings potential. Actual results may vary materially because of risks and uncertainties that are difficult to predict. These risks and uncertainties include, among others: economic conditions generally, conditions in the credit markets,  changes in interest rates and foreign currency exchange rates, changes in tariff rates, adverse impacts related to the outcome of the United Kingdom’s potential departure from the European Union, adverse conditions affecting a particular manufacturer, including the adverse impact to the vehicle and parts supply chain due to limited vehicle availability due to WLTP, natural disasters, recall or other disruptions that interrupt the supply of vehicles or parts to us, changes in consumer credit availability, the outcome of legal and administrative matters, and other factors over which management has limited control. These forward-looking statements should be evaluated together with additional information about Penske Automotive Group’s business, markets, conditions and other uncertainties, which could affect Penske Automotive Group’s future performance. These risks and uncertainties are addressed in Penske Automotive Group’s Form 10‑K for the year ended December 31, 2018, and its other filings with the Securities and Exchange Commission (“SEC”). This press release speaks only as of its date, and Penske Automotive Group disclaims any duty to update the information herein.

Find a vehicle: http://www.penskecars.com

Engage Penske Automotive: http://www.penskesocial.com

Like Penske Automotive on Facebook: https://facebook.com/penskecars

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Visit Penske Automotive on YouTube: http://www.youtube.com/penskecars

Inquiries should contact:

J.D. Carlson	Anthony R. Pordon
Executive Vice President and	Executive Vice President Investor Relations
Chief Financial Officer	and Corporate Development
Penske Automotive Group, Inc.	Penske Automotive Group, Inc.
248-648-2810	248-648-2540
jcarlson@penskeautomotive.com	tpordon@penskeautomotive.com

# # #

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PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Condensed Statements of Income

(Amounts In Millions, Except Per Share Data)

(Unaudited)

	Three Months Ended
	March 31,
	2019	2018	Change
Revenue	$5,564.4	$5,746.9	(3.2)%
Cost of Sales	4,712.9	4,882.5	(3.5)%
Gross Profit	$851.5	$864.4	(1.5)%
SG&A Expenses	666.4	663.1	0.5%
Depreciation	26.4	25.6	3.1%
Operating Income	$158.7	$175.7	(9.7)%
Floor Plan Interest Expense	(21.8)	(18.9)	15.3%
Other Interest Expense	(29.9)	(29.8)	0.3%
Equity in Earnings of Affiliates	26.8	17.3	54.9%
Income from Continuing Operations Before Income Taxes	$133.8	$144.3	(7.3)%
Income Taxes	(34.7)	(36.6)	(5.2)%
Income from Continuing Operations	$99.1	$107.7	(8.0)%
Income from Discontinued Operations, net of tax	0.1	0.1	nm
Net Income	$99.2	$107.8	(8.0)%
Less: Loss Attributable to Non-Controlling Interests	(1.0)	(0.3)	nm
Net Income Attributable to Common Shareholders	$100.2	$108.1	(7.3)%

Amounts Attributable to Common Shareholders:
Reported Income from Continuing Operations	$99.1	$107.7	(8.0)%
Less: Loss Attributable to Non-Controlling Interests	(1.0)	(0.3)	nm
Income from Continuing Operations, net of tax	$100.1	$108.0	(7.3)%
Income from Discontinued Operations, net of tax	0.1	0.1	nm
Net Income Attributable to Common Shareholders	$100.2	$108.1	(7.3)%
Income from Continuing Operations Per Share	$1.19	$1.26	(5.6)%
Income Per Share	$1.19	$1.26	(5.6)%
Weighted Average Shares Outstanding	84.4	86.0	(1.9)%

nm – not meaningful

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PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Condensed Balance Sheets

(Amounts In Millions)

(Unaudited)

	March 31,	December 31,
	2019	2018
Assets:
Cash and Cash Equivalents	$43.5	$39.4
Accounts Receivable, Net	1,034.1	929.1
Inventories	4,104.1	4,040.1
Other Current Assets	101.5	86.6
Total Current Assets	5,283.2	5,095.2
Property and Equipment, Net	2,276.1	2,250.0
Operating Lease Right-of-Use Assets	2,340.6	—
Intangibles	2,247.9	2,238.2
Other Long-Term Assets	1,351.3	1,321.1
Total Assets	$13,499.1	$10,904.5

Liabilities and Equity:
Floor Plan Notes Payable	$2,419.2	$2,362.2
Floor Plan Notes Payable – Non-Trade	1,488.7	1,428.6
Accounts Payable	668.5	598.2
Accrued Expenses and Other Current Liabilities	698.7	566.6
Current Portion Long-Term Debt	94.5	92.0
Liabilities Held for Sale	0.5	0.7
Total Current Liabilities	5,370.1	5,048.3
Long-Term Debt	2,118.3	2,124.7
Long-Term Operating Lease Liabilities	2,308.4	—
Other Long-Term Liabilities	1,040.6	1,096.8
Total Liabilities	10,837.4	8,269.8
Equity	2,661.7	2,634.7
Total Liabilities and Equity	$13,499.1	$10,904.5

Supplemental Balance Sheet Information
New vehicle days' supply	62	72
Used vehicle days' supply	41	57

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PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Operations

Selected Data

(Unaudited)

	Three Months Ended
	March 31,
	2019	2018
Geographic Revenue Mix:
North America	54.9%	53.0%
U.K.	36.7%	38.2%
Other International	8.4%	8.8%
Total	100.0%	100.0%

Revenue: (Amounts in Millions)
Retail Automotive	$5,091.2	$5,296.0
Retail Commercial Trucks	332.3	292.4
Commercial Vehicles Australia/Power Systems and Other	140.9	158.5
Total	$5,564.4	$5,746.9

Gross Profit: (Amounts in Millions)
Retail Automotive	$761.5	$778.3
Retail Commercial Trucks	54.4	46.6
Commercial Vehicles Australia/Power Systems and Other	35.6	39.5
Total	$851.5	$864.4

Gross Margin:
Retail Automotive	15.0%	14.7%
Retail Commercial Trucks	16.4%	15.9%
Commercial Vehicles Australia/Power Systems and Other	25.3%	24.9%
Total	15.3%	15.0%

	Three Months Ended
	March 31,

	2019	2018
Operating Items as a Percentage of Revenue:
Gross Profit	15.3%	15.0%
Selling, General and Administrative Expenses	12.0%	11.5%
Operating Income	2.9%	3.1%
Income from Continuing Operations Before Income Taxes	2.4%	2.5%

Operating Items as a Percentage of Total Gross Profit:
Selling, General and Administrative Expenses	78.3%	76.7%
Operating Income	18.6%	20.3%

	Three Months Ended
	March 31,

(Amounts in Millions)	2019	2018

EBITDA*	$190.1	$199.7
Floorplan Credits	$8.5	$8.5
Rent Expense	$57.2	$57.9
Capital Expenditures	$63.1	$64.7
Stock Repurchases	$54.3	$50.0

* See the following Non-GAAP reconciliation table.

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PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations

Selected Data – Revenue and Gross Profit Mix

(Unaudited)

	Three Months Ended
	March 31,
	2019	2018
Retail Automotive Revenue Mix:
Premium:
BMW / MINI	22%	22%
Audi	12%	14%
Mercedes-Benz	10%	10%
Land Rover / Jaguar	10%	9%
Porsche	5%	6%
Ferrari / Maserati	3%	3%
Lexus	3%	2%
Acura	1%	1%
Bentley	1%	1%
Others	3%	2%
Total Premium	70%	70%
Volume Non-U.S.:
Toyota	9%	9%
Honda	6%	6%
Volkswagen	4%	4%
Nissan	1%	1%
Others	2%	2%
Total Volume Non-U.S.	22%	22%
U.S.:
General Motors / Chrysler / Ford	2%	2%
Stand-Alone Used	6%	6%
Total	100%	100%

Retail Automotive Geographic Revenue Mix:
U.S.	54%	52%
U.K.	40%	41%
Other International	6%	7%
Total	100%	100%

Retail Automotive Geographic Gross Profit Mix:
U.S.	58%	57%
U.K.	37%	37%
Other International	5%	6%
Total	100%	100%

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PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations

Selected Data

(Unaudited)

	Three Months Ended
	March 31,
	2019	2018	Change
Retail Automotive Units:
New Retail	54,370	59,262	(8.3)%
Used Retail	72,744	73,228	(0.7)%
Total	127,114	132,490	(4.1)%

Retail Automotive Revenue: (Amounts in Millions)
New Vehicles	$2,231.2	$2,446.8	(8.8)%
Used Vehicles	1,852.0	1,866.8	(0.8)%
Finance and Insurance, Net	160.0	160.8	(0.5)%
Service and Parts	559.8	543.5	3.0%
Fleet and Wholesale	288.2	278.1	3.6%
Total Revenue	$5,091.2	$5,296.0	(3.9)%

Retail Automotive Gross Profit: (Amounts in Millions)
New Vehicles	$172.7	$183.2	(5.7)%
Used Vehicles	92.9	109.7	(15.3)%
Finance and Insurance, Net	160.0	160.8	(0.5)%
Service and Parts	331.4	318.1	4.2%
Fleet and Wholesale	4.5	6.5	(30.8)%
Total Gross Profit	$761.5	$778.3	(2.2)%

Retail Automotive Revenue Per Vehicle Retailed:
New Vehicles	$41,037	$41,288	(0.6)%
Used Vehicles	25,459	25,493	(0.1)%

Retail Automotive Gross Profit Per Vehicle Retailed:
New Vehicles	$3,176	$3,091	2.7%
Used Vehicles	1,278	1,498	(14.7)%
Finance and Insurance	1,259	1,213	3.8%

Retail Automotive Gross Margin:
New Vehicles	7.7%	7.5%	+20	bps
Used Vehicles	5.0%	5.9%	-90	bps
Service and Parts	59.2%	58.5%	+70	bps
Fleet and Wholesale	1.6%	2.3%	-70	bps
Total Gross Margin	15.0%	14.7%	+30	bps

Retail Automotive Revenue Mix Percentages:
New Vehicles	43.8%	46.2%	-240	bps
Used Vehicles	36.4%	35.2%	+120	bps
Finance and Insurance, Net	3.1%	3.0%	+10	bps
Service and Parts	11.0%	10.3%	+70	bps
Fleet and Wholesale	5.7%	5.3%	+40	bps
Total	100.0%	100.0%

Retail Automotive Gross Profit Mix Percentages:
New Vehicles	22.7%	23.5%	-80	bps
Used Vehicles	12.2%	14.1%	-190	bps
Finance and Insurance, Net	21.0%	20.7%	+30	bps
Service and Parts	43.5%	40.9%	+260	bps
Fleet and Wholesale	0.6%	0.8%	-20	bps
Total	100.0%	100.0%

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PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations Same-Store

Selected Data

(Unaudited)

	Three Months Ended
	March 31,
	2019	2018	Change
Retail Automotive Same-Store Units:
New Retail	53,112	58,062	(8.5)%
Used Retail	71,613	71,532	0.1%
Total	124,725	129,594	(3.8)%

Retail Automotive Same-Store Revenue: (Amounts in Millions)
New Vehicles	$2,171.2	$2,397.3	(9.4)%
Used Vehicles	1,823.4	1,832.1	(0.5)%
Finance and Insurance, Net	157.5	158.2	(0.4)%
Service and Parts	547.5	531.4	3.0%
Fleet and Wholesale	280.2	271.6	3.2%
Total Revenue	$4,979.8	$5,190.6	(4.1)%

Retail Automotive Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$167.5	$180.2	(7.0)%
Used Vehicles	93.1	108.0	(13.8)%
Finance and Insurance, Net	157.5	158.2	(0.4)%
Service and Parts	323.9	310.8	4.2%
Fleet and Wholesale	4.5	6.7	(32.8)%
Total Gross Profit	$746.5	$763.9	(2.3)%

Retail Automotive Same-Store Revenue Per Vehicle Retailed:
New Vehicles	$40,880	$41,288	(1.0)%
Used Vehicles	25,462	25,612	(0.6)%

Retail Automotive Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles	$3,153	$3,104	1.6%
Used Vehicles	1,301	1,510	(13.8)%
Finance and Insurance	1,262	1,220	3.4%

Retail Automotive Same-Store Gross Margin:
New Vehicles	7.7%	7.5%	+20	bps
Used Vehicles	5.1%	5.9%	-80	bps
Service and Parts	59.2%	58.5%	+70	bps
Fleet and Wholesale	1.6%	2.5%	-90	bps
Total Gross Margin	15.0%	14.7%	+30	bps

Retail Automotive Revenue Mix Percentages:
New Vehicles	43.6%	46.2%	-260	bps
Used Vehicles	36.6%	35.3%	+130	bps
Finance and Insurance, Net	3.2%	3.0%	+20	bps
Service and Parts	11.0%	10.2%	+80	bps
Fleet and Wholesale	5.6%	5.3%	+30	bps
Total	100.0%	100.0%

Retail Automotive Gross Profit Mix Percentages:
New Vehicles	22.4%	23.6%	-120	bps
Used Vehicles	12.5%	14.1%	-160	bps
Finance and Insurance, Net	21.1%	20.7%	+40	bps
Service and Parts	43.4%	40.7%	+270	bps
Fleet and Wholesale	0.6%	0.9%	-30	bps
Total	100.0%	100.0%

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PENSKE AUTOMOTIVE GROUP, INC.

Retail Commercial Truck Operations

Selected Data

(Unaudited)

	Three Months Ended
	March 31,
	2019	2018	Change
Retail Commercial Truck Units:
New Retail	1,887	1,655	14.0%
Used Retail	416	451	(7.8)%
Total	2,303	2,106	9.4%

Retail Commercial Truck Revenue: (Amounts in Millions)
New Vehicles	$207.4	$170.4	21.7%
Used Vehicles	24.1	26.5	(9.1)%
Finance and Insurance, Net	3.0	3.2	(6.3)%
Service and Parts	91.5	90.4	1.2%
Other	6.3	1.9	231.6%
Total Revenue	$332.3	$292.4	13.6%

Retail Commercial Truck Gross Profit: (Amounts in Millions)
New Vehicles	$10.2	$6.7	52.2%
Used Vehicles	2.7	2.7	—%
Finance and Insurance, Net	3.0	3.2	(6.3)%
Service and Parts	36.1	34.0	6.2%
Other	2.4	—	nm
Total Gross Profit	$54.4	$46.6	16.7%

Retail Commercial Truck Revenue Per Vehicle Retailed:
New Vehicles	$109,887	$102,978	6.7%
Used Vehicles	58,032	58,708	(1.2)%

Retail Commercial Truck Gross Profit Per Vehicle Retailed:
New Vehicles	$5,391	$4,067	32.6%
Used Vehicles	6,557	5,829	12.5%
Finance and Insurance	1,309	1,520	(13.9)%

Retail Commercial Truck Gross Margin:
New Vehicles	4.9%	3.9%	+100	bps
Used Vehicles	11.2%	10.2%	+100	bps
Service and Parts	39.5%	37.6%	+190	bps
Total Gross Margin	16.4%	15.9%	+50	bps

Retail Commercial Truck Revenue Mix Percentages:
New Vehicles	62.4%	58.3%	+410	bps
Used Vehicles	7.3%	9.1%	-180	bps
Finance and Insurance, Net	0.9%	1.1%	-20	bps
Service and Parts	27.5%	30.9%	-340	bps
Other	1.9%	0.6%	+130	bps
Total	100.0%	100.0%

Retail Commercial Truck Gross Profit Mix Percentages:
New Vehicles	18.8%	14.4%	+440	bps
Used Vehicles	5.0%	5.8%	-80	bps
Finance and Insurance, Net	5.5%	6.8%	-130	bps
Service and Parts	66.4%	73.0%	-660	bps
Other	4.3%	—%	+430	bps
Total	100.0%	100.0%

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PENSKE AUTOMOTIVE GROUP, INC.

Retail Commercial Truck Operations Same-Store

Selected Data

(Unaudited)

	Three Months Ended
	March 31,
	2019	2018	Change
Retail Commercial Truck Same-Store Units:
New Retail	1,859	1,655	12.3%
Used Retail	409	451	(9.3)%
Total	2,268	2,106	7.7%

Retail Commercial Truck Same-Store Revenue: (Amounts in Millions)
New Vehicles	$204.0	$170.4	19.7%
Used Vehicles	24.4	26.5	(7.9)%
Finance and Insurance, Net	4.8	3.2	50.0%
Service and Parts	90.8	89.8	1.1%
Other	4.0	1.9	110.5%
Total Revenue	$328.0	$291.8	12.4%

Retail Commercial Truck Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$9.9	$6.7	47.8%
Used Vehicles	3.2	2.7	18.5%
Finance and Insurance, Net	4.8	3.2	50.0%
Service and Parts	35.8	33.8	5.9%
Other	—	—	nm
Total Gross Profit	$53.7	$46.4	15.7%

Retail Commercial Truck Same-Store Revenue Per Vehicle Retailed:
New Vehicles	$109,762	$102,978	6.6%
Used Vehicles	59,682	58,708	1.7%

Retail Commercial Truck Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles	$5,332	$4,067	31.1%
Used Vehicles	7,864	5,829	34.9%
Finance and Insurance	2,115	1,520	39.1%

Retail Commercial Truck Same-Store Gross Margin:
New Vehicles	4.9%	3.9%	+100	bps
Used Vehicles	13.1%	10.2%	+290	bps
Service and Parts	39.4%	37.6%	+180	bps
Total Gross Margin	16.4%	15.9%	+50	bps

Retail Commercial Truck Revenue Mix Percentages:
New Vehicles	62.2%	58.4%	+380	bps
Used Vehicles	7.4%	9.1%	-170	bps
Finance and Insurance, Net	1.5%	1.1%	+40	bps
Service and Parts	27.7%	30.8%	-310	bps
Other	1.2%	0.6%	+60	bps
Total	100.0%	100.0%

Retail Commercial Truck Gross Profit Mix Percentages:
New Vehicles	18.4%	14.4%	+400	bps
Used Vehicles	6.0%	5.8%	+20	bps
Finance and Insurance, Net	8.9%	6.9%	+200	bps
Service and Parts	66.7%	72.9%	-620	bps
Other	—%	—%	---	bps
Total	100.0%	100.0%

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PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Non-GAAP Reconciliations

(Unaudited)

The following table reconciles reported net income to earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the three months ended March 31, 2019 and 2018:

	Three Months Ended
	March 31,		2019 vs. 2018
(Amounts in Millions)	2019	2018	Change	% Change

Net Income	$99.2	$107.8	$(8.6)	(8.0)%
Add: Depreciation	26.4	25.6	0.8	3.1%
Other Interest Expense	29.9	29.8	0.1	0.3%
Income Taxes	34.7	36.6	(1.9)	(5.2)%
Income from Discontinued Operations, net of tax	(0.1)	(0.1)	—	—
EBITDA	$190.1	$199.7	$(9.6)	(4.8)%

nm – not meaningful

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